Exhibit 10.3

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED UNSECURED MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED UNSECURED MASTER LOAN AGREEMENT (the "Amendment") made as of this 29th day of March, 2013, by and among RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), BEACON SQUARE DEVELOPMENT LLC, a Michigan limited liability company ("Beacon"), RAMCO FOX RIVER LLC, a Delaware limited liability company ("Fox"), RAMCO LIBERTY SQUARE LLC, a Delaware limited liability company ("Liberty"), MERCHANTS 450 LLC, a Delaware limited liability company ("Merchant"), RAMCO GAINES LLC, a Michigan limited liability company (Gaines; Trust, Beacon, Fox, Liberty, Merchant and Gaines are hereinafter collectively referred to as "Guarantors"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), and the other lending institutions from time to time parties to the Loan Agreement described below (together with KeyBank, the "Banks"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (the "Agent").

WITNESSETH:

WHEREAS, Borrower, Trust, Agent, and certain other Banks entered into that certain Third Amended and Restated Unsecured Master Loan Agreement dated as of July 19, 2012 (the "Loan Agreement");

WHEREAS, Borrower and Guarantors have requested that the Agent and the Banks make certain modifications to the Loan Agreement; and

WHEREAS, the Agent and the Banks have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and N0/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

2. Modification of the Loan Agreement. Borrower, Agent and the Banks hereby modify and amend the Loan Agreement by deleting in its entirety the definition of "Capitalization Rate" appearing in Section 1.1 of the Loan Agreement and inserting in lieu thereof the following:

"Capitalization Rate. Seven and one-half percent (7.5%)."

3. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.

4. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5. Representations. Borrower and Guarantors represent and warrant to Agent and the Banks as follows:

(a)     Authorization.     The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Representations in Loan Documents. The representations and warranties made by the Borrower and Guarantors and their Subsidiaries under the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries in connection therewith or after the date thereof were true and correct in all material

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respects when made and are true and correct in all material respects as of the date hereof (as modified and amended herein), except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, except to the extent that such representations and warranties relate expressly to an earlier date, and except as disclosed to the Agent and the Banks in writing and approved by the Agent and the Majority Banks in writing.

6. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Notes and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Notes and the Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

9.     Amendment as Loan Document.    This Amendment shall constitute a Loan Document.

10. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

11. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

12. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Banks.

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IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be executed under seal by its duly authorized representatives as of the date first set forth above.

BORROWER:

RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership
By:	Ramco-Gershenson Properties Trust,
a Maryland real estate investment trust, its General Partner
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer
(SEAL)

GUARANTORS:

RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer
(SEAL)

RAMCO FOX RIVER LLC, a Delaware limited liability company
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer

(SEAL)

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RAMCO LIBERTY SQUARE LLC, a Delaware limited liability company
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer

(SEAL)

MERCHANTS 450 LLC, a Delaware limited liability company
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer

(SEAL)

BEACON SQUARE DEVELOPMENT LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership, its Manager
	By:	Ramco-Gershenson Properties Trust,
a Maryland real estate investment trust, its General Partner
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer

(SEAL)

RAMCO GAINES LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership, its Manager
	By:	Ramco-Gershenson Properties Trust,
a Maryland real estate investment trust, its General Partner
By: /s/ GREGORY R. ANDREWS
Name: Gregory R. Andrews
Title: Chief Financial Officer

(SEAL)

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AGENTS AND BANKS

KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ DANIEL L. SILBERT
Name: Daniel L. Silbert
Title: Sr. Vice President

BANK OF AMERICA, N.A.
By: /s/ MICHAEL W. EDWARDS
Name: Michael W. Edwards
Title: Sr. Vice President

JPMORGAN CHASE BANK
By: /s/ ELIZABETH JOHNSON
Name: Elizabeth Johnson
Title: Senior Credit Banker

PNC BANK, NATIONAL ASSOCIATION
By: /s/ DAVID C. DROUILLARD
Name: David C. Drouillard
Title: Vice President

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RBS CITIZENS, N.A.
By: /s/ SAMUEL A. BLUSO
Name: Samuel A. Bluso
Title: Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
By: /s/ JAMES ROLISON
Name: James Rolison
Title: Managing Director

By: /s/ PERRY
Name: Perry
Title: Director

CAPITAL ONE, N.A.
By: /s/ ASHISH TANDON
Name: Ashish Tandon
Title: Vice President, REIT FInance Group

THE HUNTINGTON NATIONAL BANK
By: /s/ ARTHUR N. DEPOMPEI
Name: Arthur N. DePompei
Title: Vice President

COMERICA BANK
By: /s/ MICHAEL T. SHEA
Name: Michael T. Shea
Title: Vice President

BRANCH BANKING AND TRUST COMPANY
By: /s/ MARK A. EDWARS
Name: Mark A. Edwars
Title: Sr. Vice President